Exhibit 99.2
INDEMNIFICATION AGREEMENT
     THIS INDEMNIFICATION AGREEMENT, dated as of the 17th day of December, 2008, between PREMIER EXHIBITIONS, INC., a Florida corporation (the “Company”), and, N. NICK CRETAN (the “Indemnitee”).
Recitals
     A. The Indemnitee is currently serving as a director of the Company and member of a special committee of independent directors of the board of directors of the Company (the “Special Committee”) and the Company desires to continue to retain the services of the Indemnitee as a director and member of the Special Committee.
     B. The Company and the Indemnitee recognize the increased risk of litigation and other claims being asserted against directors of public companies and, in particular, in the circumstances surrounding the appointment and activities of the Special Committee.
     C. The Articles of Incorporation (the “Articles of Incorporation”) of the Company provide for indemnification to its directors and the Indemnitee has been serving and continues to serve as a director of the Company, in part, in reliance on such provisions of the Articles of Incorporation.
     D. The Indemnitee has indicated that the Indemnitee does not regard the indemnities available under the Company’s Articles of Incorporation and available insurance, as adequate to protect the Indemnitee against the risks associated with services by the Indemnitee to the Company. As a condition to the Indemnitee’s agreement to continue to serve as such, the Indemnitee requires that the Indemnitee be indemnified from liability in accordance with the provisions of this Agreement to the fullest extent permitted by applicable law.
     E. The Company recognizes that the Indemnitee needs substantial protection against personal liability in order to maintain the Indemnitee’s continued service to the Company in an effective manner and is willing to indemnify the Indemnitee in accordance with the provisions of this Agreement to the fullest extent permitted by applicable law in order to continue to retain the services of the Indemnitee.
     F. The Company desires to provide in this Agreement for indemnification of, and the advance of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by applicable law, as set forth in this Agreement and, to the extent officers’ and directors’ liability insurance is maintained by the Company, to provide for the continued coverage of the Indemnitee under the Company’s officers’ and directors’ liability insurance policies, in part to provide the Indemnitee with specific contractual assurance that the protection promised by the indemnification provisions of the Articles of Incorporation will be available to the Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions of the Articles of Incorporation or any change in the composition of the Company’s Board of Directors or any acquisition transaction relating to the Company).

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and the Indemnitee’s past and continued service to the Company, the Company and the Indemnitee agree as follows:
     SECTION 1. INDEMNIFICATION IN PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE COMPANY. Subject to Sections 5 and 15 hereof, the Company shall indemnify and hold harmless the Indemnitee from and against any and all reasonable expenses and costs (including attorneys’ fees and costs of other professionals), judgments, penalties, fines (including excise taxes assessed with respect to an employee benefit plan), and settlements, actually incurred or paid by the Indemnitee in connection with the investigation, defense, prosecution, settlement or appeal of, or being or preparing to be a witness in, or participating in, any threatened, pending or completed action, suit, investigation that the Indemnitee in good faith believes might lead to the institution of such action, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) and to which the Indemnitee was or is a party or is threatened to be made a party or was or is a witness or participates or may participate in by reason of the fact that the Indemnitee is or was an officer, director, manager, consultant, shareholder, employee or agent of the Company or any of its subsidiaries, or is or was serving at the request of the Company or any of its subsidiaries as an officer, director, consultant, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by the Indemnitee in any such capacity or capacities, provided that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the Indemnitee’s conduct was unlawful.
     SECTION 2. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. Subject to Sections 5 and 15 hereof, the Company shall indemnify and hold harmless the Indemnitee from and against any and all expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, prosecution, settlement or appeal of, or being or preparing to be a witness in, or participating in, any threatened, pending or completed action, suit, investigation that the Indemnitee in good faith believes might lead to the institution of such action, or proceeding by or in the right of the Company to procure a judgment in its favor, whether civil, criminal, administrative or investigative, and to which the Indemnitee was or is a party or is threatened to be made a party or was or is a witness or participate or may participate in by reason of the fact that the Indemnitee is or was an officer, director, manager, consultant, shareholder, employee or agent of the Company or any of its subsidiaries, or is or was serving at the request of the Company or any of its subsidiaries as an officer, director, consultant, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by the Indemnitee in any such capacity or capacities, provided that (i) the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, (ii) indemnification for amounts paid in settlement shall not exceed the estimated expense of litigating the proceeding to conclusion and (iii) no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought (or any other court of competent jurisdiction) shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper, and then only to the extent the court shall determine.
     SECTION 3. REIMBURSEMENT OF EXPENSES FOLLOWING ADJUDICATION OF NEGLIGENCE. Subject to Sections 5 and 15 hereof, the Company shall reimburse the Indemnitee for any expenses (including attorney’s fees) and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any action, suit or proceeding described in Section 2 hereof that results in an adjudication that the Indemnitee was liable, other than for gross negligence or willful misconduct in the performance of his duty to the Company; provided, however, that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the Company.
     SECTION 4. EXCEPTIONS TO RIGHT OF INDEMNIFICATION OR REIMBURSEMENT. Notwithstanding anything to the contrary in this Agreement, the Company shall not indemnify or reimburse Indemnitee to the extent Indemnitee is reimbursed from the proceeds of insurance; and in the event the Company makes any indemnification or reimbursement payments to Indemnitee and Indemnitee is subsequently reimbursed from the proceeds of insurance, Indemnitee shall promptly refund such indemnification and/or reimbursement payments to the Company to the extent of such insurance reimbursement.
     SECTION 5. AUTHORIZATION OF INDEMNIFICATION OR REIMBURSEMENT. Any indemnification under Sections 1 and 2 hereof (unless ordered by a court) and any reimbursement made under Section 3 hereof shall be made by the Company only as authorized in the specific case upon a determination (the “Determination”) that indemnification or reimbursement of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, as the case may be. Subject to Sections 6.5, 6.6 and 9 of this Agreement, the Determination shall be made in the following order of preference:
               (1) first, by the Company’s Board of Directors (the “Board”) by majority vote or consent of a quorum consisting of directors (“Disinterested Directors”) who are not, at the time of the Determination, parties to such action, suit or proceeding; or
               (2) next, if such a quorum of Disinterested Directors cannot be obtained, by majority vote or consent of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate) consisting solely of two or more Disinterested Directors; or
               (3) next, if such a committee cannot be designated, by any independent legal counsel selected in accordance with Section 6.5, whose determination shall be binding and conclusive for all purposes of this Agreement.
     5.1. No Presumptions. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, knew that the Indemnitee’s conduct was unlawful.
     5.2. Benefit Plan Conduct. The Indemnitee’s conduct with respect to an employee benefit plan for a purpose the Indemnitee reasonably believed to be in the best interests of the participants in and beneficiaries of the plan shall be deemed to be conduct that the Indemnitee reasonably believed to be not opposed to the best interests of the Company.
     5.3. Reliance as Safe Harbor. For purposes of any Determination hereunder, the Indemnitee shall be deemed to have acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe or did not know the Indemnitee’s conduct was unlawful, if the Indemnitee’s action is based on (i) the records or books of account of the Company or another enterprise, including financial statements, (ii) information supplied to the Indemnitee by the officers of the Company or another enterprise in the course of their duties, (iii) the advice of legal counsel for the Company or another enterprise, or (iv) information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The term “another enterprise” as used in this Section 5.3 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Company or any of its subsidiaries as an officer, director, consultant, partner, trustee, employee or agent. The provisions of this Section 5.3 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be.
     5.4. Success on Merits or Otherwise. To the extent that the Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 1 or 2 hereof, or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal thereof. For purposes of this Section 5.4, the term “successful on the merits or otherwise” shall include, but not be limited to, any termination, withdrawal, settlement or dismissal (with or without prejudice) of any claim, action, suit or proceeding against the Indemnitee without any express finding of liability or guilt against the Indemnitee.
     5.5. Partial Indemnification or Reimbursement. If the Indemnitee is entitled under any provision of this Agreement to indemnification and/or reimbursement by the Company for some or a portion of the claims, damages, expenses (including attorneys’ fees and costs of other professionals), judgments, fines or amounts paid in settlement by the Indemnitee in connection with the investigation, defense, settlement or appeal of any action specified in Section 1, 2 or 3 hereof, but not, however, for the total amount thereof, the Company shall nevertheless indemnify and/or reimburse the Indemnitee for the portion thereof to which the Indemnitee is entitled. The party or parties making the Determination shall determine the portion (if less than all) of such claims, damages, expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement for which the Indemnitee is entitled to indemnification and/or reimbursement under this Agreement.
     SECTION 6. PROCEDURES FOR DETERMINATION OF WHETHER STANDARDS HAVE BEEN SATISFIED.
     6.6. Costs. All costs of making any Determination required by Section 5 or 6 hereof shall be borne solely by the Company, including, but not limited to, the costs of legal counsel and judicial determinations. The Company shall also be solely responsible for paying (i) all reasonable expenses incurred by the Indemnitee to enforce this Agreement, including, but not limited to, the costs incurred by the Indemnitee to obtain court-ordered indemnification pursuant to Section 9 hereof, regardless of the outcome of any such application or proceeding, and (ii) all reasonable costs of defending any suits or proceedings challenging payments to the Indemnitee under this Agreement.
     6.7. Timing of the Determination. The Company shall use reasonable efforts to make the Determination contemplated by Section 5 hereof promptly. In addition, the Company agrees:
          (a) if the Determination is to be made by the Board or a committee thereof, such Determination shall be made not later than 30 days after a written request for a Determination (a “Request”) is delivered to the Company by the Indemnitee; and
          (b) if the Determination is to be made by independent legal counsel, such Determination shall be made not later than 45 days after a Request is delivered to the Company by the Indemnitee.
The failure to make a Determination within the above-specified time period shall constitute a Determination approving full indemnification or reimbursement of the Indemnitee. Notwithstanding anything herein to the contrary, the Determination may be made in advance of (i) the Indemnitee’s payment (or incurring) of expenses with respect to which indemnification or reimbursement is sought, and/or (ii) final disposition of the action, suit or proceeding with respect to which indemnification or reimbursement is sought.
     6.8. Reasonableness of Expenses. The evaluation and finding as to the reasonableness of expenses incurred by the Indemnitee for purposes of this Agreement shall be made (in the following order of preference) within 30 days of the Indemnitee’s delivery to the Company of a Request that includes a reasonable accounting of expenses incurred, which shall include invoices received by Indemnitee in connection with such expenses:
          (a) first, by the Board by a majority vote of a quorum consisting of Disinterested Directors; or
          (b) next, if a quorum of Disinterested Directors cannot be obtained by majority vote or consent of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate), consisting solely of two or more Disinterested Directors; or

          (c) next, if such a committee cannot be designated, by any independent legal counsel selected in accordance with Section 6.5; provided, that, if the Determination was made by independent counsel pursuant to Section 5(3) hereof, then the evaluation and finding as to reasonableness shall in all events be made by independent legal counsel, whose determination shall be binding and conclusive for all purposes of this Agreement.
     All expenses shall be considered reasonable for purposes of this Agreement if the finding contemplated by this Section 6.3 is not made within the prescribed time. The finding required by this Section 6.3 may be made in advance of the payment (or incurring) of the expenses for which indemnification or reimbursement is sought.
     6.9. Payment of Indemnified Amount. Promptly (and in any event, in not less than 5 days) following a Determination that the Indemnitee has met the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, as the case may be, and the finding as to reasonableness of expenses contemplated by Section 6.3 hereof, or the passage of time prescribed for making such determination(s), the Company shall pay to the Indemnitee in cash the amount to which the Indemnitee is entitled to be indemnified and/or reimbursed, as the case may be, without further authorization or action by the Board; provided, however, that the expenses for which indemnification or reimbursement is sought have actually been incurred by the Indemnitee.
     6.10. Selection of Independent Legal Counsel. If the Determination required under Section 5 or 6 is to be made by independent legal counsel, such counsel shall be selected by the Board described in Section 5(1) hereof or the committee of the Board described in Section 5(2) hereof. The fees and expenses incurred by counsel in making any Determination (including Determinations pursuant to Section 6.7 hereof) shall be borne solely by the Company regardless of the results of any Determination and, if requested by counsel, the Company shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.
     6.11. Right of Indemnitee to Appeal an Adverse Determination by Board. If a Determination is made by the Board or a committee thereof that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, or that the Indemnitee’s expenses are not reasonable as set forth in Section 6.3 hereof, upon the written request of the Indemnitee and the Indemnitee’s delivery of $5,000 to the Company, the Company shall cause a new Determination to be made by independent legal counsel, which independent legal counsel shall be selected in accordance with Section 6.5. Subject to Section 9 hereof, such Determination by such independent legal counsel shall be binding and conclusive for all purposes of this Agreement.
     6.12. Right of Indemnitee To Select Forum For Determination. If, at any time subsequent to the date of this Agreement, “Continuing Directors” do not constitute a majority of the members of the Board, or there is otherwise a change in control of the Company (as contemplated by Item 403(c) of Regulation S-K), then the Determination required by Section 5 or 6 hereof shall be made by independent legal counsel selected by the Indemnitee and approved by the Board (which approval shall not be unreasonably withheld), which counsel shall be deemed to satisfy the requirements of clause (3) of Section 5 and clause (c) of Section 6.3 hereof. If none of the legal counsel selected by the Indemnitee are willing and/or able to make the

Determination or such evaluation and finding as to reasonableness, then the Company shall cause the Determination or such evaluation and finding as to reasonableness to be made by a majority vote or consent of a Board committee consisting solely of Continuing Directors. For purposes of this Agreement, a “Continuing Director” means either a member of the Board at the date of this Agreement or a person nominated to serve as a member of the Board by a majority of the then Continuing Directors.
     6.13. Access by Indemnitee to Determination. The Company shall afford to the Indemnitee and the Indemnitee’s representatives reasonable opportunity to present evidence of the facts upon which the Indemnitee relies for indemnification or reimbursement, together with other information relating to any requested Determination.
     6.14. Judicial Determinations in Derivative Suits. In each action or suit described in Section 2 hereof, the Company shall cause its counsel to use its best efforts to obtain from the Court in which such action or suit was brought (i) an express adjudication whether the Indemnitee is liable for negligence or misconduct in the performance of his duty to the Company, and, if the Indemnitee is so liable, (ii) a determination whether and to what extent, despite the adjudication of liability but in view of all the circumstances of the case (including this Agreement), the Indemnitee is fairly and reasonably entitled to indemnification.
     6.10. Burden of Proof. In the event of any claim by the Indemnitee for indemnification hereunder, the Company shall have the burden of proving that the Indemnitee is not entitled to such indemnification.
     SECTION 7. SCOPE OF INDEMNITY. The actions, suits and proceedings described in Sections 1 and 2 hereof shall include, for purposes of this Agreement, any actions that involve, directly or indirectly, activities of the Indemnitee both in his official capacities as a Company director or officer and actions taken in another capacity while serving as director or officer, including, but not limited to, actions or proceedings involving (i) compensation paid to the Indemnitee by the Company, (ii) activities by the Indemnitee on behalf of the Company, including actions in which the Indemnitee is plaintiff, (iii) actions alleging a misappropriation of a “corporate opportunity,” (iv) responses to a takeover attempt or threatened takeover attempt of the Company, (v) transactions by the Indemnitee in Company securities, and (vi) the Indemnitee’s preparation for and appearance (or potential appearance) as a witness in any proceeding relating, directly or indirectly, to the Company. In addition, the Company agrees that, for purposes of this Agreement, all services performed by the Indemnitee on behalf of, in connection with or related to any subsidiary of the Company, any employee benefit plan established for the benefit of employees of the Company or any subsidiary, any corporation or partnership or other entity in which the Company or any subsidiary has a 5% ownership interest, or any other affiliate shall be deemed to be at the request of the Company.
     SECTION 8. ADVANCE FOR EXPENSES.
     8.15. Mandatory Advance. Expenses (including attorneys’ fees) reasonably and actually incurred by the Indemnitee in investigating, defending, settling or appealing, or being or preparing to be a witness in, any action, suit or proceeding described in Section 1 or 2 hereof shall, subject to Section 15 hereof, be paid by the Company in advance of the final disposition of such action, suit or proceeding. The Company shall promptly pay the amount of such expenses to the Indemnitee, but in no event later than 30 days following the Indemnitee’s delivery to the Company of a written request for an advance pursuant to this Section 8, together with a reasonable accounting of such expenses, which shall include invoices received by Indemnitee in connection with such expenses.
     8.16. Undertaking to Repay. The Indemnitee hereby undertakes and agrees to repay to the Company any advances made pursuant to this Section 8, if and to the extent the Indemnitee is not entitled to be indemnified by the Company for such amounts under Sections 1, 2 or 3 of this Agreement or otherwise, or such advances were in violation of Section 15 hereof, within sixty (60) days after the receipt by Indemnitee of the written request by the Company for the Indemnitee to make repayment to the Company.
     8.17. Miscellaneous. The Company shall make the advances contemplated by this Section 8 regardless of the Indemnitee’s financial ability to make repayment, and regardless whether indemnification of the Indemnitee by the Company will ultimately be required. Any advances and undertakings to repay pursuant to this Section 8 shall be unsecured and interest-free.
     SECTION 9. COURT-ORDERED INDEMNIFICATION. Regardless of whether the Indemnitee has met the standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be, and notwithstanding the presence or absence of any Determination whether such standards have been satisfied and notwithstanding any other provision hereof, the Indemnitee may apply for indemnification (and/or reimbursement pursuant to Section 3 or 13 hereof) to the court conducting any proceeding to which the Indemnitee is a party or a witness or to any other court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification (and/or reimbursement) if it determines the Indemnitee is fairly and reasonably entitled to indemnification (and/or reimbursement) in view of all the relevant circumstances (including this Agreement).
     SECTION 10. CONTRIBUTION. If and to the extent that a final adjudication shall specify that the Company is not obligated to indemnify Indemnitee under this Agreement for any reason (by reason of public policy, as a matter of law or otherwise), then in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be so liable if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys’ fees and costs of other professionals), judgments, penalties, fines (including excise taxes assessed), settlements and all other liabilities incurred and paid or payable by Indemnitee in connection with such action, suit or proceeding in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction with respect to which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other hand in connection with the circumstances which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other hand shall be determined by reference to among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expense, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.
     SECTION 11. NONDISCLOSURE OF PAYMENTS. Except as required by law, neither party shall disclose any payments under this Agreement unless the express written prior approval of the other party is obtained. Any payments to the Indemnitee that must be disclosed shall, unless otherwise required by law, be described only in Company proxy or information statements relating to special and/or annual meetings of the Company’s shareholders, and the Company shall afford the Indemnitee the reasonable opportunity to review all such disclosures and, if requested, to explain in such statement any mitigating circumstances regarding the events reported.
     SECTION 12. COVENANT NOT TO SUE, LIMITATION OF ACTIONS AND RELEASE OF CLAIMS. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company (or any of its subsidiaries) against the Indemnitee, the spouse, heirs, executors, personal representatives or administrators of the Indemnitee after the expiration of five years from the date the Indemnitee ceases (for any reason) to serve as either an officer or a director of the Company, and any claim or cause of action of the Company (or any of its subsidiaries) shall be extinguished and deemed released unless asserted by filing of a legal action within such five year period.
     SECTION 13. INDEMNIFICATION OF INDEMNITEE’S ESTATE. Notwithstanding any other provision of this Agreement, and regardless whether indemnification of the Indemnitee would be permitted and/or required under this Agreement, if the Indemnitee is deceased, the Company shall indemnify and hold harmless the Indemnitee’s estate, spouse, heirs, administrators, personal representatives and executors (collectively the “Indemnitee’s Estate”) against, and the Company shall assume, any and all claims, damages, expenses, costs (including attorneys’ fees and costs of other professionals), penalties, judgments, fines and amounts paid in settlement actually incurred by the Indemnitee or the Indemnitee’s Estate in connection with the investigation, defense, settlement or appeal of any action described in Section 1 or 2 hereof. Indemnification of the Indemnitee’s Estate pursuant to this Section 13 shall be mandatory and not require a Determination or other finding that the Indemnitee’s conduct satisfied a particular standard of conduct required for indemnification under this Agreement or otherwise.
     SECTION 14. [reserved]
     SECTION 15. LIMITATION ON INDEMNIFICATION. Notwithstanding any other provisions of this Agreement, but subject to the provisions of Section 17 hereof, the Indemnitee shall not be entitled to indemnification, reimbursement, or advancement of expenses if (i) a judgment or other final adjudication establishes that the actions of the Indemnitee, or omissions to act, were material to the cause of action so adjudicated and constitute: (a) a violation of the criminal law, unless the Indemnitee had reasonable cause to believe the conduct of the Indemnitee was lawful or had no reasonable cause to believe the conduct of the Indemnitee was unlawful; (b) a transaction from which the Indemnitee derived an improper personal benefit; (c) a circumstance under which the liability provisions relating to unlawful distributions under Section 607.0834 of the Florida Act are applicable; or (d) gross negligence or willful misconduct or a conscious disregard for the best interests of the Company in a proceeding by or in the right of the Company to procure a judgment in its favor or in a proceeding by or in the right of a shareholder; or (ii) such indemnification or advancement of expenses is prohibited by law.
     SECTION 5. MAINTENANCE OF INSURANCE. The Company represents that a copy of the policies of directors and officers liability insurance that are in effect are set forth as Exhibit A hereto. The Company hereby agrees that during the period commencing on the date hereof and ending five years from the date the Indemnitee ceases to serve the Company, the Company shall purchase and maintain in effect for the benefit of the Indemnitee, such insurance providing coverage at least as favorable to the Indemnitee as that presently provided, if such insurance can be purchased for premiums not in excess of 150% of the amount of the current premiums, adjusted from time to time in accordance with the Consumer Price Index, or, if such coverage cannot be obtained, the maximum coverage that can be obtained for 150% of the amount of the current premiums adjusted from time to time in accordance with the Consumer Price Index.
     SECTION 17. CHANGES IN THE LAW. If any change after the date of this Agreement in any applicable law, statute or rule or the Company’s Articles of Incorporation expands the power of the Company to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee’s rights and the Company’s obligations under this Agreement. If any change in any applicable law, statute or rule or the Company’s Articles of Incorporation narrows the right of the Company to indemnify a person such as the Indemnitee, such change, to the extent not otherwise required by such law, statute or rule or the Company’s Articles of Incorporation to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations thereunder.
     SECTION 18. MISCELLANEOUS.
     18.1. Notice Provision. Any notice, payment, demand or communication required or permitted to be delivered or given by the provisions of this Agreement shall be deemed to have been effectively delivered or given and received on the date personally delivered to the respective party to whom it is directed, or when deposited by registered or certified mail, with postage and charges prepaid and addressed to the parties at the addresses set forth below opposite their signatures to this Agreement.
     18.2. Entire Agreement. Except for the Company’s Articles of Incorporation, this Agreement constitutes the entire understanding of the parties and supersedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement. Nothing in this Agreement shall be deemed to limit any other indemnification to which the Indemnitee may be entitled, including under the Company’s Articles of Incorporation, without duplication of payment.
     18.3. Severability of Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this

Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.
     18.4. Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Florida, without regard to its principles of conflict of laws that would cause the laws of another jurisdiction to apply.
     18.5. Execution in Counterparts. This Agreement and any amendment may be executed simultaneously or in counterparts, each of which together shall constitute one and the same instrument. Such counterparts may be delivered by electronic transmission and such electronically transmitted counterparts shall nevertheless be deemed original manually executed instruments.
     18.6. Cooperation and Intent. The parties shall cooperate in good faith and the Company will use reasonable efforts to ensure that the Indemnitee is indemnified and/or reimbursed for liabilities described herein to the fullest extent permitted by this Agreement and applicable law.
     18.7. Amendment. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties.
     18.8. Binding Effect. The obligations of the Company to the Indemnitee hereunder shall survive and continue as to the Indemnitee even if the Indemnitee ceases to be a director, officer, consultant, employee and/or agent of the Company. Each and all of the covenants, terms and provisions of this Agreement shall be binding upon and inure to the benefit of the successors to the Company and, upon the death of the Indemnitee, to the benefit of the estate, heirs, executors, administrators and personal representatives of the Indemnitee.
     18.9. Nonexclusivity. The rights of indemnification and reimbursement provided in this Agreement shall be in addition to any rights to which the Indemnitee may otherwise be entitled by statute, bylaw, agreement, vote of shareholders or otherwise.
     18.10. Effective Date. The provisions of this Agreement shall cover claims, actions, suits and proceedings whether now pending or hereafter commenced and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place.
     18.11 Venue. All actions to enforce or interpret the provisions of this Agreement will be filed in a court of the State of Florida or of the United States sitting in Hillsborough County, Florida. All parties irrevocably waive any objection they may have to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding so brought has been brought in an inconvenient forum, and further waives the right to object that such court does not have jurisdiction over such party. No party will bring a suit, action or proceeding in respect of this Agreement in any other jurisdiction.
                      EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.

ADDRESS:	THE COMPANY:

3340 Peachtree Road, N.E.	PREMIER EXHIBITIONS, INC.
Suite 2250
Atlanta, GA 30326
By:

Arnie Geller
President and Chief Executive Officer

ADDRESS:	THE INDEMNITEE:

22865 Northrup Court
Columbia, California 95310

N. Nick Cretan

Exhibit A
Insurance Policies
See Attached